April 30, 1997

PHOENIX
FUNDS

ANNUAL REPORT

Phoenix California
Tax Exempt Bonds, Inc.

[Logo]  PHOENIX
        DUFF & PHELPS

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                     [THIS PAGE INTENTIONALLY LEFT BLANK]

PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.

INVESTOR PROFILE

     Phoenix California Tax Exempt Bond Fund is designed for California residents seeking to minimize federal and California state income taxes. Income from the Fund may be subject to state and local taxes and the alternative minimum tax, if applicable. The Fund's focus is on issues that emphasize high quality and yield.

INVESTMENT ADVISER'S REPORT

     For the 12 months ended April 30, 1997, Class A shares returned 5.56% and the Class B shares earned 4.84%. The Lehman Brothers Municipal Bond Index returned 6.65% and the Lehman Brothers California Municipal Bond Index, 6.98%. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     Interest rates on municipal bonds basically started the reporting period and ended it within a range of only 20 basis points. However, rates were very volatile over the last six months due to mixed economic signals and uncertainty over possible Fed tightening.

     The outlook for California's economy remains positive. The state's unemployment picture has improved, the housing market is recovering and key industry segments are expanding. However, a number of municipalities are still experiencing fiscal difficulties despite financial improvements at the state level. And as the federal government delegates more responsibility for entitlement programs to the states, this is likely to put more pressure on some issuers.

     The Fund's emphasis on noncallable bonds and lower-coupon issues contributed positively to performance. Results were also helped by our holdings of California government obligation bonds and bonds backed by the state. However, performance was limited by the Fund's overweighting in "AAA"-rated issues, which made up 66% of the portfolio. High-quality credits significantly underperformed California municipal bonds rated "A" or less.

OUTLOOK

     Credit quality spreads remain at historically narrow levels, making this an unfavorable time to assume additional risk, especially given our outlook for slowing growth in the overall economy. We still believe that the potential for fiscal problems for some municipalities warrants a high-quality portfolio. Our current strategy is to emphasize high-quality "essential service" credits, such as municipal water and sewer issues. These issues have maintained their strong credit fundamentals despite fiscal problems experienced by some municipalities.



                                                                               1
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Phoenix California Tax Exempt Bonds, Inc.
--------------------------------------------------------------------------------

[Tabular Representation of Line Chart]


                       Lehman Brothers                   California
                     Municipal Bond Index*         Tax Exempt Bond--Class A

4/30/87                    10,000                           9,525

4/30/88                    10,876                          10,060

4/30/89                    11,844                          11,207

4/30/90                    12,698                          11,885

4/30/91                    14,156                          13,217

4/30/92                    15,504                          14,364

4/30/93                    17,465                          15,854

4/30/94                    17,841                          16,139

4/30/95                    19,028                          17,162

4/30/96                    20,541                          18,350

4/30/97                    21,907                          19,370





     Average Annual Total Returns
     for Periods Ending 4/30/97



                                                                              From Inception
                                                                               7/26/94 to
                                          1 Year     5 Years     10 Years        4/30/97
                                          --------   ---------   ----------   ----------------
Class A with 4.75% sales charge           0.52%        5.13%        6.83%             --
---------------------------------------   ------      -----        -----         --------
Class A at net asset value                5.56%        6.16%        7.35%             --
---------------------------------------   -------     -----        -----         --------
Class B with CDSC                         0.85%          --           --            4.48%
---------------------------------------   --------   ------        -----         --------
Class B at net asset value                4.84%          --           --            5.45%
---------------------------------------   -------     -----        -----         --------
Lehman Brothers Municipal Bond Index*     6.65%        7.16%        8.16%           7.05%**
--------------------------------------    ------      -----        -----         --------

This chart assumes an initial gross investment of $10,000 made on 4/30/87 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (since inception 7/26/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The Lehman Brothers Municipal Bond Index is an unmanaged but commonly used measure of long-term, investment-grade, tax-exempt municipal bond total return performance. The Lehman Brothers Municipal Bond Index performance does not reflect sales charges.
**Index information from 7/31/94 to 4/30/97.

2
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Phoenix California Tax Exempt Bonds, Inc.
--------------------------------------------------------------------------------

                         INVESTMENTS AT APRIL 30, 1997

                                       STANDARD
                                       & POOR'S      PAR
                                        RATING      VALUE
                                     (Unaudited)    (000)      VALUE
                                     -----------    ------     ------
MUNICIPAL TAX-EXEMPT BONDS--95.5%
Certificates of Participation/Lease
 Revenue--6.1  %
  Anaheim Public Funding
    Series C 6%, '16 ...............    AAA          $2,600   $2,708,914
  California Public Works
    Lease Revenue 5.25%,
    '06  ...........................    AAA           1,640    1,658,811
  Orange County Recovery
    COP 5.80%, '16   ...............    AAA           1,500    1,496,265
  San Mateo County Revenue
    5.125%, '18   ..................    AAA           1,000      930,830
                                                             -----------
Total Certificates of Participation/Lease
 Revenue ...................................................   6,794,820
                                                             -----------
 General Obligations--5.5%
  California State G.O. 5.50%,
    '08  ...........................    AAA           1,500    1,537,650
  Central School District G.O.
    7.05 %, '16   ..................    A(b)          1,000    1,078,080
  Pomona School District G.O.
    Series C 5.60%, '12 ............    AAA           1,500    1,528,875
  Puerto Rico G.O. 5.375%,
    '06  ...........................    A             2,000    1,996,620
                                                             -----------
Total General Obligations  .................................   6,141,225
                                                             -----------
Healthcare--6.1  %
  California Health Facilities
    7.30 %, '20   ..................    A+            1,400    1,488,396
  California Health Facilities
    6.25 %, '22   ..................    A+            1,500    1,519,530
  Grass Valley Hospital
    7.25 %, '19   ..................    A+            2,000    2,092,860
  San Bernardino School
    Health Care, Sisters of
    Charity Series A 7%, '21            AA            1,500    1,647,480
                                                             -----------
Total Healthcare  ..........................................   6,748,266
                                                             -----------
Housing Revenue--3.4%
  California Housing
    Financing Agency Series
    D 7.25%, '17  ..................    AA-             625      650,975
  California Housing
    Financing Agency Series
    A 7.75%, '17  ..................    AA-             350      366,933
  California Housing
    Financing Agency Series
    C 7.20%, '17  ..................    AA-             595      614,195
  L.A. Community
    Redevelopment Agency
    Series A 6.55%, '27 ............    AAA           2,000    2,080,000
                                                             -----------
Total Housing Revenue   ....................................   3,712,103
                                                             -----------

Pre-Refunded Revenue--28.8%
  Covina Redevelopment
    Agency 8.80%, '08   ............    NR            1,200    1,440,048
  Hayward Hospital Revenue
    (St. Rose Hosp.) 10%,
    '04  ...........................    AAA             510      595,910
  Huntington Park
    Redevelopment Agency
    8%, '19 ........................    AAA           2,400    3,092,904
  Los Angeles Harbor
    Department 7.60%, '18  .........    AAA           1,000    1,216,190
  Northern California Hydro
    Electric 7.50%, '23 ............    AAA             195      236,073
  Orange County Water
    District COP 7%, '15   .........    AAA           1,000    1,089,380
  Pasadena COP 6.75%, '15  .........    Aaa(b)        2,000    2,162,360
  Puerto Rico Aqueduct 7%,
    '19  ...........................    AAA           1,500    1,579,740
  Puerto Rico Electric Power
    7%, '21 ........................    BBB+          2,500    2,760,775
  Puerto Rico Highway
    Authority Series T
    6.625%, '18   ..................    A               800      877,232
  Puerto Rico Highway
    Revenue Series T 6.625%,
    '18  ...........................    AAA             200      219,308
  Puerto Rico Public Buildings
    7%, '19 ........................    AAA             500      524,190
  Puerto Rico Public Buildings
    Series L 6.875%, '21   .........    AAA           3,170    3,511,884
  Redlands COP Series C 7%,
    '22  ...........................    AAA           1,000    1,095,180
  Riverside County 8.625%,
    '16  ...........................    AAA             700      896,287
  Riverside County 7.80%,
    '21  ...........................    AAA           4,000    4,904,360
  San Bernardino COP Series
    B 7%, '28  .....................    AAA           2,200    2,428,338
  San Gabriel Valley Schools
    Financing 7.20%, '19   .........    NR            1,200    1,288,836
  Torrance Hospital COP
          7.10 %, '15   ............    AAA           1,745    1,925,241
                                                             -----------
Total Pre-Refunded Revenue ................................   31,844,236
                                                             -----------
Tax Revenue--11.1%
  Culver City Redevelopment
    Agency 4.60%, '20   ............    AAA           4,500    3,716,055
  L.A. County Sales Tax 7%,
    '19  ...........................    AA-           2,500    2,656,800
  L.A. County Transit
    Authority Series A 5%,
    '21  ...........................    AAA           2,750    2,436,280


                       See Notes to Financial Statements
                                                                               3
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Phoenix California Tax Exempt Bonds, Inc.
--------------------------------------------------------------------------------


                                       STANDARD
                                     & POOR'S        PAR
                                        RATING      VALUE
                                     (Unaudited)    (000)          VALUE
                                     ----------     ------      ------------
Tax Revenue--continued
  San Francisco
    Redevelopment Agency
    4.75%, '18 .....................    AAA          $1,100     $    942,909
  San Francisco
    Redevelopment Agency
    5.50%, '18 .....................    A-            1,500        1,401,960
  San Pablo Redevelopment
    Agency 5%, '13   ...............    AAA           1,250        1,170,637
                                                             ----------------
Total Tax Revenue ..........................................      12,324,641
                                                             ----------------
Transportation Revenue--3.0%
  Riverside Public Financing
    Authority 7.80%, '08   .........    Baa(b)          360          367,052
  San Diego Transportation
    Series A 4.75%, '08 ............    AAA           2,000        1,910,360
  San Francisco Airport
    Revenue 6.25%, '10  ............    AAA           1,000        1,049,200
                                                             ----------------
Total Transportation Revenue  ..............................       3,326,612
                                                             ----------------
Utility Revenue--31.5%
  California Department of
    Water 5%, '15 ..................    AA            1,375        1,260,614
  Chino Basin Funding
    Authority Revenue 5.90%,
    '11  ...........................    AAA           2,000        2,099,840
  Contra Costa Water District
    Series G 5.75%, '14 (c)   ......    AAA           3,100        3,122,785
  Delta Diablo Sanitation
    District 0%, '16 ...............    AAA           1,070          333,166
  Irvine Ranch Water District
    7.80%, '08 .....................    A+            1,500        1,537,365
  Irvine Ranch Water District
    8.25%, '23 (c)   ...............    A+            2,000        2,090,880
    L.A. Wastewater Series D
    4.70%, '17 .....................    AAA           7,000        5,977,720
  Metropolitan Water District
    Series C 5%, '27 ...............    AA            3,500        3,098,830
  MSR Public Power Agency
    6.75%, '20 .....................    AAA           1,500        1,686,555
  Puerto Rico Electric Power
    Authority Series N 6%,
    '10  ...........................    BBB+          1,500        1,508,865
  Sacramento Cogeneration
    Project 6.375%, '10 ............    BBB-          1,000        1,030,690
  Sacramento Flood Control
    Agency 5.375%, '15  ............    AAA           2,370        2,271,953
  Sacramento Municipal Utility
    District Revenue 5.75%,
    '11  ...........................    AAA           3,500        3,559,745
  Sacramento Utility District
    Electric Series G 4.75%,
    '21  ...........................    AAA           1,000          853,430
  San Francisco City & County
    Public Utility 5%, '15 .........    AA-           2,000        1,834,100
  Southern California Public
    Power Authority 5.50%,
    '20  ...........................    A               915          856,916
  Southern California Public
    Power Series A 4.875%,
    '20  ...........................    AAA           2,000        1,733,480
                                                             ----------------
Total Utility Revenue   ....................................      34,856,934
                                                             ----------------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
 (Identified cost $101,109,679)  ...........................     105,748,837
                                                             ----------------
SHORT-TERM OBLIGATIONS--0.5%
Commercial Paper--0.5%
  Anheuser-Busch Cos., Inc.
    5.55%, 5-1-97 ..................    A-1+            555          555,000
                                                             ----------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $555,000)  ..............................         555,000
                                                             ----------------
TOTAL INVESTMENTS--96.0%
  (Identified cost $101,664,679) ...........................      106,303,837(a)
  Cash and receivables, less                                       4,413,068
  liabilities--4.0%                                          ----------------
NET ASSETS--100.0%   .......................................  $   110,716,905
                                                             ================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,277,823 and gross depreciation of $638,665 for income tax purposes. At April 30, 1997, the aggregate cost of securities for federal income tax purposes was $101,664,679.
(b) As rated by Moody's, Duff and Phelps or Fitch.
(c) Segregated as collateral for futures contracts.

At April 30, 1997, the concentration of the Fund's investments by state, determined as a percentage of total investments, is as follows:

     California                                     87%
     Puerto Rico                                    12%
     Other                                           1%


4                              See Notes to Financial Statements

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Phoenix California Tax Exempt Bonds, Inc.
--------------------------------------------------------------------------------


                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1997



Assets
Investment securities at value
  (Identified cost $101,664,679)               $106,303,837
Cash                                              2,636,081
Receivables
 Variation margin for futures contracts               8,750
 Fund shares sold                                   159,507
 Interest                                         2,075,640
                                               ------------
  Total assets                                  111,183,815
                                               ------------
Liabilities
Payables
 Fund shares repurchased                            219,749
 Dividend distributions                              98,929
 Investment advisory fee                             40,548
 Distribution fee                                    23,398
 Transfer agent fee                                  10,169
 Financial agent fee                                  6,740
 Directors' fee                                       4,277
Accrued expenses                                     63,100
                                               ------------
  Total liabilities                                 466,910
                                               ------------
Net Assets                                     $110,716,905
                                               ============
Net Assets Consist of:
Capital paid in on shares of common stock      $106,144,515
Distributions in excess of net investment
  income                                            (98,929)
Accumulated net realized gain                        13,099
Net unrealized appreciation                       4,658,220
                                               ------------
Net Assets                                     $110,716,905
                                               ============
Class A
Shares of common stock outstanding, $0.01
   par value, 250,000,000 shares authorized
  (Net Assets $109,357,862)                       8,594,786
Net asset value per share                      $      12.72
Offering price per share
  $12.72/(1-4.75%)                             $      13.35
Class B
Shares of common stock outstanding, $0.01
par value, 250,000,000 shares authorized
  (Net Assets $1,359,043)                           106,798
Net asset value and offering price per share   $      12.73



                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 1997



Investment Income
Interest                                      $7,022,576
                                              ----------
  Total investment income                      7,022,576
                                              ----------
Expenses
Investment advisory fee                          521,952
Distribution fee--Class A                        286,562
Distribution fee--Class B                         13,644
Financial agent fee                               50,587
Transfer agent                                    77,152
Professional                                      43,850
Printing                                          30,453
Registration                                      28,100
Directors                                         19,230
Custodian                                         11,200
Miscellaneous                                      1,948
                                              ----------
  Total expenses                               1,084,678
                                              ----------
Net investment income                          5,937,898
                                              ----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                  606,865
Net realized gain on futures contracts           430,927
Net change in unrealized appreciation
(depreciation) on investments                   (395,154)
                                              ----------
Net gain on investments                          642,638
                                              ----------
Net increase in net assets resulting from
  operations                                  $6,580,536
                                              ==========



                       See Notes to Financial Statements

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Phoenix California Tax Exempt Bonds, Inc.
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                   Year               Year
                                                   Ended             Ended
                                               April 30, 1997     April 30, 1996
                                               ----------------   --------------
From Operations
 Net investment income                          $  5,937,898       $  6,205,857
 Net realized gain                                 1,037,792          1,098,320
 Net change in unrealized appreciation
  (depreciation)                                    (395,154)           756,545
                                                ------------       ------------
 Increase in net assets resulting from
   operations                                      6,580,536          8,060,722
                                                ------------       ------------
  From Distributions to Shareholders
 Net investment income--Class A                   (5,878,203)        (6,135,672)
 Net investment income--Class B                      (59,695)           (36,045)
 Net realized gains--Class A                        (778,981)          (288,116)
 Net realized gains--Class B                          (9,332)            (1,693)
 Distributions in excess of net investment
  income--Class A                                    (20,400)           (77,865)
 Distributions in excess of net investment
  income--Class B                                       (207)              (457)
 Distributions in excess of accumulated net
  realized gains--Class A                                 --           (235,000)
 Distributions in excess of accumulated net
  realized gains--Class B                                 --             (1,380)
                                                ------------       ------------
   Decrease in net assets from distributions to
     shareholders                                 (6,746,818)        (6,776,228)
                                                ------------       ------------
From Share Transactions
Class A
 Proceeds from sales of shares (5,230,522
  and 2,203,421 shares, respectively)             67,136,755         28,531,594
 Net asset value of shares issued from
   reinvestment of distributions
  (228,498 and 218,807 shares, respectively)       2,940,319          2,842,822
 Cost of shares repurchased (5,775,597 and
   2,801,630 shares, respectively)               (74,366,195)       (36,234,994)
                                                ------------       ------------
  Total                                           (4,289,121)        (4,860,578)
                                                ------------       ------------
Class B
 Proceeds from sales of shares (32,053 and
  73,939 shares, respectively)                       412,944            962,800
 Net asset value of shares issued from
reinvestment of distributions (2,791 and
  1,751, respectively)                                35,912             22,780
 Cost of shares repurchased (26,537 and
  13,644 shares, respectively)                      (340,933)          (175,468)
                                                ------------       ------------
 Total                                               107,923            810,112
                                                ------------       ------------
 Decrease in net assets from share
  transactions                                    (4,181,198)        (4,050,466)
                                                ------------       ------------
 Net decrease in net assets                       (4,347,480)        (2,765,972)
Net Assets
 Beginning of period                             115,064,385        117,830,357
                                                ------------       ------------
 End of period (including distributions in
excess of net investment of ($98,929) and
  ($78,322), respectively)                      $110,716,905       $115,064,385
                                                ============       ============


                       See Notes to Financial Statements

Phoenix California Tax Exempt Bonds, Inc.
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)


                                                                             Class A
                                               -------------------------------------------------------------------
                                                                      Year Ended April 30,
                                                 1997          1996          1995          1994          1993
                                               -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period           $   12.77      $  12.63      $  13.03      $  13.64      $  13.20
Income from investment operations
 Net investment income                             0.66           0.67          0.71          0.80          0.81
 Net realized and unrealized gain (loss)           0.04           0.20          0.05         (0.53)         0.51
                                               ---------      --------      --------      --------      --------
  Total from investment operations                 0.70           0.87          0.76          0.27          1.32
                                               ---------      --------      --------      --------      --------
Less distributions
 Dividends from net investment income             (0.66)         (0.67)        (0.76)        (0.76)        (0.80)
 Distributions in excess of net investment
  income                                             --          (0.01)           --            --            --
 Distributions from net realized gains            (0.09)         (0.03)        (0.31)        (0.12)        (0.08)
 Distributions in excess of accumulated net
  realized gains                                     --          (0.02)        (0.09)           --            --
                                               ---------      --------      --------      --------      --------

  Total distributions                             (0.75)         (0.73)        (1.16)        (0.88)        (0.88)
                                               ---------      --------      --------      --------      --------
 Change in net asset value                        (0.05)          0.14         (0.40)        (0.61)         0.44
                                               ---------      --------      --------      --------      --------
Net asset value, end of period                 $   12.72      $  12.77      $  12.63      $  13.03      $  13.64
                                               =========      ========      ========      ========      ========
Total return(1)                                    5.56%          6.92%         6.34%         1.80%        10.38%
Ratios/supplemental data:
Net assets, end of period (thousands)          $ 109,358      $113,806      $117,370      $131,365      $147,760
Ratio to average net assets of:
 Operating expenses                                0.93%          0.99%         0.93%         0.85%         0.90%
 Net investment income                             5.13%          5.15%         5.63%         5.82%         6.00%
Portfolio turnover                                   17%            20%           51%           25%           25%


                                                                Class B
                                             ---------------------------------------------
                                                                              From
                                                                            Inception
                                               Year Ended April 30,        7/26/94 to
                                                1997          1996           4/30/95
                                             ----------- --------------- -----------------
Net asset value, beginning of period          $ 12.77     $   12.63       $    13.04
Income from investment operations
 Net investment income                           0.56          0.56(4)          0.48
 Net realized and unrealized gain                0.05          0.20             0.01
                                              -------     ----------      ----------
  Total from investment operations               0.61          0.76             0.49
                                              -------     ----------      ----------
Less distributions
 Dividends from net investment income           (0.56)        (0.56)           (0.50)
 Distributions in excess of net investment
  income                                           --         (0.01)              --
 Distributions from net realized gains          (0.09)        (0.03)           (0.31)
 Distributions in excess of accumulated net
  realized gains                                   --         (0.02)           (0.09)
                                              -------     ----------      ----------
   Total distributions                           (0.65)        (0.62)           (0.90)
                                              -------     ----------      ----------
 Change in net asset value                      (0.04)         0.14            (0.41)
                                              -------     ----------      ----------
Net asset value, end of period                $ 12.73     $   12.77       $    12.63
                                              =======     ==========      ==========
Total return(1)                                  4.84%         6.10%            4.10%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)         $ 1,359     $   1,258       $      460
Ratio to average net assets of:
 Operating expenses                              1.68%         1.78%            1.55%(2)
 Net investment income                           4.37%         4.32%            4.90%(2)
Portfolio turnover                                 17%           20%              51%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized
(3) Not annualized
(4) Computed using average shares outstanding.


                       See Notes to Financial Statements

PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

     Phoenix California Tax Exempt Bonds, Inc. (the "Fund") is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to obtain a high level of current income exempt from California state and local income taxes, as well as Federal income tax, consistent with preservation of capital. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

     Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Directors.

B. Security transactions and related income:

     Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to income using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. Income taxes:

     It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable and tax-exempt income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.


D. Distributions to shareholders:

     Distributions to shareholders are declared and recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Futures contracts:

     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. The Fund may enter into financial futures contracts as a hedge against anticipated changes in the market value of the portfolio securities. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.


2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

     As compensation for its services to the Fund, the Investment Adviser, National Securities and Research Corporation, an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.45% of the average daily net assets of the Fund for the first $1 billion.

     As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of

PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1997 (Continued)

$10,540 for Class A shares and deferred sales charges of $7,780 for Class B shares for the year ended April 30, 1997. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distributor has advised the Fund that of the total amount expensed for the year ended April 30, 1997, $31,613 was earned by the Distributor and $268,593 was earned by unaffiliated participants.

     As Financial Agent of the Fund, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.03% of the average daily net assets of the Fund through December 31, 1996, and starting on January 1, 1997, at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee may apply. PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust as sub-transfer agent. For the year ended April 30, 1997, transfer agent fees were $77,152 of which PEPCO retained $25,031, which is net of fees paid to State Street.

     At April 30, 1997, PHL and affiliates held 204 Class A shares and 9,504 Class B shares of the Fund with a combined value of $123,571.

3. PURCHASE AND SALE OF SECURITIES

     Purchases and sales of securities, excluding short-term securities and futures, for the year ended April 30, 1997, aggregated $18,805,940 and $27,932,377, respectively. There were no purchases or sales of long-term U.S. Government securities.

     At April 30, 1997, the Fund had entered into futures contracts as follows:


                                      Value of
                          Number      Contracts      Market         Net
                           of           when        Value of      Unrealized
 Description            Contracts      Opened      Contracts     Appreciation
---------------        -----------  ------------  ------------   -------------
U.S. Treasury
June, '97 (Long)           10        $1,079,063    $1,092,813      $13,750

U.S. Treasury
Sept., '97                 10         1,083,125     1,088,437        5,312
(Long)

4. ASSET CONCENTRATION

     There are certain risks arising from the Fund's concentration in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.


TAX INFORMATION NOTICE (Unaudited)

     For federal income tax purposes, 97% of the income dividends paid by the Fund qualify as exempt-interest dividends.

     For the fiscal year ended April 30, 1997, the Fund distributed $761,412 of long-term capital gain dividends.



      This report is not authorized for distribution to prospective investors in the Phoenix California Tax Exempt Bonds, Inc. unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS




Price Waterhouse LLP                                                      [Logo]


To the Board of Directors and Shareholders of Phoenix California Tax Exempt Bonds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix California Tax Exempt Bonds, Inc. (the "Fund") at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP



Boston, Massachusetts
June 9, 1997

RESULTS OF SHAREHOLDER MEETING (Unaudited)

A special meeting in lieu of the Annual Meeting of shareholders of the Phoenix California Tax Exempt Bonds, Inc. was held on March 14, 1997 to approve the following matters:

  1. Fix the number of directors at fourteen and elect such number as detailed below.

  2. Ratify selection of Price Waterhouse LLP, independent accountants, as auditors for the fiscal year ending April 30, 1997.

  3. Approve a new Investment Advisory Agreement providing that the Fund pay the fees of all directors who are not full-time employees of the Adviser or any of its affiliates; authorizing the Adviser to utilize bunching procedures; and eliminating the expense cap.

  4. Approve a restatement of the Fund's fundamental investment restrictions.

On the record date for this meeting, there were 8,957,900 shares outstanding and 66.82% of the shares outstanding and entitled to vote were present by proxy.


NUMBER OF VOTES:


1. Election of Directors         For           Withheld
                                 ---           --------
C. Duane Blinn                 5,813,363       172,739
Robert Chesek                  5,813,363       172,739
E. Virgil Conway               5,813,363       172,739
Harry Dalzell-Payne            5,813,363       172,739
Francis E. Jeffries            5,813,363       172,739
Leroy Keith, Jr.               5,813,363       172,739
Philip R. McLoughlin           5,813,363       172,739
Everett L. Morris              5,813,363       172,739
James M. Oates                 5,813,363       172,739
Calvin J. Pedersen             5,813,363       172,739
Philip R. Reynolds             5,813,363       172,739
Herbert Roth, Jr.              5,813,363       172,739
Richard E. Segerson            5,813,363       172,739
Lowell P. Weicker, Jr.         5,809,844       176,258

                                 For            Against     Abstain
                                 ---            -------     -------
2. Price Waterhouse LLP        5,591,395        28,352     366,356
3. Advisory Agreement          5,004,913       155,767     658,209
4. Investment Restrictions     4,586,024        87,750     502,169

PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.

101 Munson Street
Greenfield, Massachusetts 01301

Directors

C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers

Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
Timothy M. Heaney, Vice President
William E. Keen, III, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
James D. Wehr, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Adviser

National Securities & Research Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

Principal Underwriter

Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Transfer Agent

Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Independent Accountants

Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

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


[BACK COVER]
                                                          -------------------
Phoenix California Tax Exempt Bonds, Inc.                   BULK RATE MAIL
PO Box 2200                                                  U.S. POSTAGE
Enfield CT 06083-2200                                            PAID
                                                            SPRINGFIELD, MA
                                                            PERMIT NO. 444
                                                          --------------------



[LOGOTYPE] PHOENIX
           DUFF & PHELPS







PDP 742 (6/97)